Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:

Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com

KLA-TENCOR REPORTS FISCAL 2009 FOURTH QUARTER AND FULL YEAR RESULTS

MILPITAS, Calif., July 23, 2009—KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its fourth quarter and fiscal year ended on June 30, 2009. KLA-Tencor reported GAAP net loss of $26 million and GAAP loss per share of $0.15 on revenue of $282 million for the fourth quarter of fiscal year 2009. For the year ended June 30, 2009, the company reported GAAP net loss of $523 million and GAAP loss per diluted share of $3.07 on revenue of $1.5 billion.

“We are encouraged by investments in technology development programs by customers at the leading edge as well as improved demand from our foundry customers,” commented Rick Wallace, president and CEO of KLA-Tencor. “We continue to manage our business to align our cost structure with projected revenue levels and are focused on achieving non-GAAP breakeven by the end of calendar year 2009, while at the same time maintaining a high level of R&D investment to support our customers’ next-generation process control needs.”

GAAP Results

	Q4 FY 2009	Q3 FY 2009	Q4 FY 2008
Revenues	$282 million	$310 million	$591 million
Net (Loss) Income	$(26) million	$(83) million	$76 million
(Loss) Earnings per Share	$(0.15)	$(0.49)	$0.43

Non-GAAP Results

	Q4 FY 2009	Q3 FY 2009	Q4 FY 2008
Net (Loss) Income	$(15) million	$(58) million	$107 million
(Loss) Earnings per Share	$(0.09)	$(0.34)	$0.60

A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisition, goodwill and intangible asset impairment, restatement, and restructuring related items.

KLA-Tencor will discuss the results for its fourth quarter and fiscal year 2009, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Daylight Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:

Statements in this press release other than historical facts, such as statements regarding the encouragement derived from the investment in technology development programs witnessed in the June quarter (including without limitation the potential success of such technology development programs and whether such programs will result in future sales for KLA-Tencor) and from the improved demand seen in the June quarter from foundry customers (including without limitation the possibility that such improved demand will be sustained in future periods); the company’s ability to align its cost structure with projected revenue levels so as to achieve non-GAAP breakeven operating results by the end of the calendar year; future levels of investment in research and development by KLA-Tencor; and KLA-Tencor’s ability to successfully innovate, develop and sell new technologies and products that meet customer demands, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor’s research and development teams to successfully innovate and develop technology that is responsive to customer demands; the impact of local labor and employment laws on KLA-Tencor’s ability to complete, and realize the anticipated cost savings from, its recent global workforce reductions; unanticipated delays in the completion of KLA-Tencor’s facilities consolidation efforts or the implementation of other cost-reduction efforts; KLA-Tencor’s ability to successfully integrate and manage businesses that it acquires; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor’s Annual Report on Form 10-K for the year ended June 30, 2008, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:

KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, data storage, compound semiconductor, photovoltaic, and other related nanoelectronics industries. With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for over 30 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)

Use of Non-GAAP Financial Information:

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor’s financial results presented in accordance with United States GAAP.

To supplement KLA-Tencor’s condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of KLA-Tencor’s operating performance and its prospects in the future. Specifically, KLA-Tencor believes the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation

Condensed Consolidated Unaudited Balance Sheets

(In thousands)	June 30, 2009	June 30, 2008
ASSETS
Cash and short- and long-term investments	$1,329,884	$1,579,383
Accounts receivable, net	210,143	492,488
Inventories, net	370,206	459,449
Other current assets	488,384	546,591
Land, property and equipment, net	291,878	355,474
Goodwill	329,379	601,882
Purchased intangibles, net	149,080	297,778
Other long-term assets	440,584	515,345

Total assets	$3,609,538	$4,848,390

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$63,485	$104,315
Deferred system profit	95,820	150,797
Unearned revenue	63,237	56,692
Other current liabilities	341,441	638,528

Total current liabilities	563,983	950,332

Non-current liabilities:
Income tax payable	49,738	63,634
Unearned revenue	6,058	31,745
Other non-current liabilities	60,163	76,288
Long-term debt	745,204	744,661

Total liabilities	1,425,146	1,866,660

Stockholders’ equity:
Common stock and capital in excess of par value	835,477	729,629
Retained earnings	1,370,132	2,204,417
Accumulated other comprehensive income (loss)	(21,217)	47,684

Total stockholders’ equity	2,184,392	2,981,730

Total liabilities and stockholders’ equity	$3,609,538	$4,848,390

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Operations

	Three months ended		Twelve months ended
(In thousands, except per share data)	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Revenues:
Product	$176,226	$462,069	$1,062,126	$2,030,224
Service	105,276	128,625	458,090	491,492

Total revenues	281,502	590,694	1,520,216	2,521,716

Costs and operating expenses:
Costs of revenues	164,621	264,146	864,824	1,134,856
Engineering, research and development	79,227	116,470	371,463	409,973
Selling, general and administrative	72,621	100,209	415,126	464,890
Goodwill and intangible asset impairment	—	6,458	446,744	12,621

Total costs and operating expenses	316,469	487,283	2,098,157	2,022,340
Income (loss) from operations	(34,967)	103,411	(577,941)	499,376

Interest income and other, net	(11,409)	(5,894)	(24,590)	60,858

Income (loss) before income taxes	(46,376)	97,517	(602,531)	560,234
Provision (benefit) for income taxes	(20,800)	21,507	(79,163)	201,151

Net income (loss)	$(25,576)	$76,010	$(523,368)	$359,083

Net income (loss) per share:
Basic	$(0.15)	$0.43	$(3.07)	$1.99

Diluted	$(0.15)	$0.43	$(3.07)	$1.95

Cash dividend paid per share	$0.15	$0.15	$0.60	$0.60

Weighted average number of shares:
Basic	169,981	175,143	170,253	180,594
Diluted	169,981	178,090	170,253	184,259

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended June 30,
(In thousands)	2009	2008
Cash flows from operating activities:
Net income (loss)	$(25,576)	$76,010
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	25,732	46,469
Goodwill, intangible assets and long-lived asset impairment	638	7,522
Provision for doubtful accounts	(818)	—
Non-cash, stock-based compensation	26,092	29,279
Tax benefit from stock-based compensation	(13,223)	(924)
Excess tax benefit from stock-based compensation	—	(354)
Net loss on sale of marketable securities and other investments	160	12,813
Net gain on sale of real estate assets	(353)	(2,480)
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business combinations:
Decrease in accounts receivable, net	37,261	93,081
Decrease in inventories	53,111	13,059
Increase in other assets	(40,943)	(73,548)
Increase (decrease) in accounts payable	6,720	(5,730)
Increase (decrease) in deferred system profit	21,632	(37,503)
Increase (decrease) in other liabilities	(16,995)	29,121

Net cash provided by operating activities	73,438	186,815

Cash flows from investing activities:
Proceeds from restricted cash	—	581,540
Acquisition of business, net of cash received	—	(488,545)
Capital expenditures, net	(1,980)	(9,629)
Proceeds from sale of real estate assets	—	5,497
Purchase of available-for-sale securities	(349,358)	(406,210)
Proceeds from sale and maturity of available-for-sale securities	137,127	87,008
Purchase of trading securities	(20,402)	(33,618)
Proceeds from sale of trading securities	27,525	35,177

Net cash used in investing activities	(207,088)	(228,780)

Cash flows from financing activities:
Issuance of common stock	12,971	24,607
Tax withholding payments related to released restricted stock units	(549)	—
Common stock repurchases	—	(121,510)
Issuance of long term debt, net of discount	—	744,570
Debt issuance costs	—	(7,351)
Payment of dividends to stockholders	(25,490)	(26,354)
Excess tax benefit from stock-based compensation	—	354

Net cash provided by (used in) financing activities	(13,068)	614,316

Effect of exchange rate changes on cash and cash equivalents	6,756	(7,727)

Net increase (decrease) in cash and cash equivalents	(139,962)	564,624

Cash and cash equivalents at beginning of period	664,929	563,482

Cash and cash equivalents at end of period	$524,967	$1,128,106

Supplemental cash flow disclosures
Income taxes paid, net	$(5,274)	$59,720

Interest paid	$26,474	$417

KLA-Tencor Corporation

Condensed Consolidated Unaudited Supplemental Information

(In thousands, except per share data)

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)

		Three months ended			Twelve months ended
		June 30, 2009	March 31, 2009	June 30, 2008	June 30, 2009	June 30, 2008
GAAP net income (loss)		$(25,576)	$(82,827)	$76,010	$(523,368)	$359,083
Adjustments to reconcile GAAP net income (loss) to non-GAAP net income (loss)

Acquisition related charges	a	11,561	16,718	43,919	79,287	69,852
Restructuring, severance and other	b	7,007	19,330	(1,391)	54,119	8,379
Restatement related charges	c	(1,731)	2,018	2,660	13,261	76,940
Goodwill and intangible asset impairment	d	—	—	6,458	446,744	12,621
Income tax effect of non-GAAP adjustments	e	(5,883)	(13,524)	(12,038)	(107,503)	(53,315)
Non-recurring tax item	f	—	—	(8,438)	—	38,175

Non-GAAP net income (loss)		$(14,622)	$(58,285)	$107,180	$(37,460)	$511,735

GAAP net income (loss) per diluted share		$(0.15)	$(0.49)	$0.43	$(3.07)	$1.95

Non-GAAP net income (loss) per diluted share		$(0.09)	$(0.34)	$0.60	$(0.22)	$2.78

Shares used in diluted shares calculation		169,981	169,934	178,090	170,253	184,259

Impact of items included in Condensed Consolidated Unaudited Statements of Operations:

	Acquisition related charges	Restructuring, severance and other	Restatement related charges	Goodwill and intangible asset impairment	Total pre-tax GAAP to non-GAAP adjustment
Costs of revenues	$9,314	$3,662	$—	$—	$12,976
Engineering, research and development	742	4	—	—	746
Selling, general and administrative	1,505	3,341	(1,731)	—	3,115
Goodwill and intangible asset impairment	—	—	—	—	—

Total in three months ended June 30, 2009	$11,561	$7,007	$(1,731)	$—	$16,837

Total in three months ended March 31, 2009	$16,718	$19,330	$2,018	$—	$38,066

Total in three months ended June 30, 2008	$43,919	$(1,391)	$2,660	$6,458	$51,646

	Three months ended
	June 30, 2009	March 31, 2009	June 30, 2008
Stock-based compensation
Costs of revenues	$5,091	$4,706	$5,417
Engineering, research and development	8,650	7,524	8,870
Selling, general and administrative	12,351	10,528	14,992

Total	$26,092	$22,758	$29,279

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a	Acquisition related charges include amortization of intangible assets, inventory fair value adjustments, in-process research and development associated with acquisitions, and realized and unrealized gains resulting from Euro call option contracts entered into in connection with our acquisition of ICOS Vision Systems Corporation NV. Management believes that the expense associated with the amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes that it is appropriate to exclude inventory fair value adjustments, in-process research and development and gains and losses on foreign exchange contracts associated with business acquisitions as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b	Restructuring, severance and other includes gains and costs associated with the company’s facilities divestment and consolidation program, reductions in force, entry into a severance and consulting agreement with the company’s former president/chief operating officer, and gains from sale of facilities, one-time inventory write off associated with the disposal of service inventory in excess of future need, and asset impairment (other than impairment of goodwill and intangible assets, which is included within the category described in note (d) below) from discontinuing or making available for sale certain acquired product lines. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c	Restatement related charges include compensation related to reimbursement payments by KLA-Tencor to non-executive employees for penalty taxes under section 409A of the Internal Revenue Code, as well as legal and other expenses related to the stock option investigation, shareholder litigation and related matters. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

d	Goodwill and intangible asset impairment includes non-cash expense recognized as a result of the company’s annual testing for goodwill impairment performed in the second quarter of every fiscal year and testing for intangible asset impairment driven by certain macroeconomic and company-specific triggering events, as well as the impairment of goodwill and intangible assets as a result of discontinuing acquired products and making acquired products available for sale. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

e	Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

f	Non-recurring tax item includes the U.S. tax impact associated with the implementation of our global manufacturing strategy and a benefit from revision of the amount of undistributed earnings of foreign subsidiaries considered to be permanently reinvested outside the United States. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.